Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

Small Cap US Equity Select ETF

(the “Fund”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information

September 17, 2024

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, on or around December 4, 2024, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The SMID Growth Strength Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before  the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Small CapTM Index. According to Nasdaq, Inc., the index provider to the New Index, the New Index seeks to provide exposure to well-capitalized small and mid-sized companies with strong market positions. The companies are screened for strong balance sheets, a high degree of liquidity, the ability to generate earnings growth and a record of financial strength and profit growth.

Additionally, on or around December 4, 2024, the Fund’s name is expected to change to First Trust SMID Growth Strength ETF and its new ticker symbol is expected to be FSGS. The Fund’s shares will continue to be listed for trading on Nasdaq, Inc. and Nasdaq, Inc. will serve as the Fund’s index provider.

Please Keep this Supplement for Future Reference